Exhibit 10.1

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (this “Amendment”) is made as of March 5, 2021, by and among CloudCommerce, Inc., a Nevada corporation (the “Company”), and the undersigned investor (the “Purchaser”) that is a party to that certain Securities Purchase Agreement dated as of February 19, 2021 (the “Purchase Agreement”), by and among the Company and the investor party hereto. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

WHEREAS, the Purchaser entered into the Purchase Agreement for the purchase of (i) the aggregate number common shares, par value $0.001 per share, of the Company, set forth below the Purchaser’s name on the signature page of the Purchase Agreement, (ii) the aggregate number of warrants of the Company set forth below the Purchaser’s name on the signature page of the Purchase Agreement (the “Warrants”) and (iii) the aggregate number of pre-funded warrants of the Company set forth below the Purchaser’s name on the signature page of the Purchase Agreement;

WHEREAS, pursuant to Section 5.5 of the Purchase Agreement, the Purchase Agreement may be amended with the written consent of the Company and the Purchaser;

WHEREAS, in consideration of the promises and the mutual benefits to the parties arising out of this Amendment, the receipt and sufficiency of which are hereby acknowledged by the parties’ execution and delivery hereof, the parties hereto hereby amend the Purchase Agreement as follows.

1. Amendments.

1.1 Number of Warrants. The Number of Warrants to be acquired by the Purchaser set forth on the Purchaser’s signature page shall be amended to read in its entirety as follows:

“Warrant Shares: 171,428,572”

1.2 Exercise Price. Section 2.2(a)(v), which identifies one of the deliveries the Company agreed to deliver to the Purchaser, shall be amended to read in its entirety as follows:

“a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 120% of the sum of the Purchaser’s Shares and, if applicable, the Warrant Shares underlying the Purchaser’s Prefunded Warrants, with an exercise price equal to $0.0454 subject to adjustment therein;”

2. Miscellaneous.

2.1 No Additional Changes. Except as specifically set forth in this Amendment, the terms and provisions of the Purchase Agreement shall remain unmodified.

2.2 Entire Agreement. This Amendment, together with the Purchase Agreement (to the extent not amended hereby) and all exhibits thereto and references therein, constitute the entire agreement among the parties and shall supersede any and all previous contracts, arrangements or understandings between the parties with respect to the subject matter herein.

2.3 Successors and Assigns

2.4. Except as otherwise expressly provided herein, this Amendment shall bind and inure to the benefit of the Company and the Purchaser and the respective permitted successors and assigns of the Purchasers and the permitted successors and assigns of the Company. Neither party hereto shall have the right to assign or otherwise transfer this Amendment to any other person without the prior written consent of the other parties hereto.

2.5 Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York (without reference to the conflicts of law provisions thereof).

2.6 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts each of which, when so executed and delivered, shall be an original but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

2.7 Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

2.8 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Securities Purchase Agreement, effective as of the date first above written.

CloudCommerce, Inc.

By:
Name:
Title:

PURCHASER

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Securities Purchase Agreement]

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